Harding, Loevner Funds, Inc.
Supplement dated June 30, 2022 to the
Summary Prospectus for International Small Companies Portfolio - Investor Class, dated February 28, 2022
and
Prospectus for Individual Investors, dated February 28, 2022
Harding Loevner LP has contractually agreed to lower the expense cap for the Investor Class of the International Small Companies Portfolio (the “Portfolio”) to 1.30%, through February 28, 2024. This change will become effective as of July 1, 2022.
Accordingly, the “Portfolio Summary — Portfolio Fees and Expenses” section of the Portfolio’s Investor Class Summary Prospectus and Prospectus for Individual Investors is hereby deleted and replaced with the following:

Portfolio Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Investor Class of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees Paid Directly from Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None

Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None
Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)

Management Fees	0.95%

Distribution (Rule 12b‑1) Fees	0.25%

Other Expenses[1]	0.26%

Total Annual Portfolio Operating Expenses	1.46%

Fee Waiver and/or Expense Reimbursement[2]	-0.16%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.30%
1 Expense information in this table has been restated to reflect current fees.
2 Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Investor Class of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 1.30% through February 28, 2024. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Investment Advisory Agreement. The Fee Waiver and/or Expense Reimbursement and Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement. Therefore, the expenses in this table will not correlate to the expenses shown in the Financial Highlights of the Portfolio.
Example:
This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Investor Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$132	$429	$766	$1,718

Investors Should Retain this Supplement for Future Reference.

Harding, Loevner Funds, Inc.

Supplement dated June 30, 2022 to the

Statement of Additional Information, dated February 28, 2022, as amended June 10, 2022 (the “SAI”)

Disclosure Related to the Investor Class of the International Small Companies Portfolio

Harding Loevner LP has contractually agreed to lower the expense cap for the Investor Class of the International Small Companies Portfolio to 1.30%, through February 28, 2024. This change will become effective as of July 1, 2022.

Accordingly, effective July 1, 2022, the paragraph immediately preceding the expense cap table and the expense cap table in the “Investment Adviser” section of the SAI are hereby deleted and replaced with the following:

With respect to each Portfolio set forth in the table below, Harding Loevner has contractually agreed to waive a portion of its management fees and/or reimburse the Portfolio for its other operating expenses to the extent necessary to prevent the Portfolio’s Total Annual Operating Expenses (excluding any expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales and (2) interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the fee waiver and/or expense reimbursement percentage applicable to the Portfolio. The waiver and reimbursement arrangements with respect to each Portfolio are expected to continue until at least February 28, 2023, except that the waiver and reimbursement arrangement with respect to the Investor Class of the International Small Companies Portfolio is expected to continue until at least February 28, 2024. The fee waiver and/or expense reimbursement percentages applicable to each Portfolio are set forth in the following table.

Portfolio	Class	Contractual Fee Waiver and/or Expense Reimbursement Percentage (based on average daily net assets)
Global Equity	Institutional Class	0.90%
	Advisor Class	1.20%
	Institutional Class Z	0.80%
International Equity	Institutional Class	1.00%
	Investor Class	1.25%
	Institutional Class Z	0.80%
International Small Companies	Institutional Class	1.15%
	Investor Class	1.30%
Institutional Emerging Markets	Institutional Class	1.10%
	Institutional Class Z	1.00%
Emerging Markets	Advisor Class	1.30%
Chinese Equity	Institutional Class	1.15%
Frontier Emerging Markets	Institutional Class I	1.75%
	Institutional Class II	1.35%
	Investor	2.00%
Global Equity Research	Institutional Class	0.80%
International Equity Research	Institutional Class	0.75%
Emerging Markets Research	Institutional Class	1.15%

Investors Should Retain this Supplement for Future Reference.